Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

§
In re:	§	Chapter 11
§
CUBIC ENERGY, INC. et al.(1)	§	Case No. 15-2500 (CSS)
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Debtors.	§	Jointly Administered
	§	Re: Docket No. 184

NOTICE OF (I) ENTRY OF ORDER APPROVING THE DEBTORS’ SOLICITATION AND DISCLOSURE STATEMENT FOR, AND CONFIRMING, THE DEBTORS’ THIRD AMENDED PREPACKAGED PLAN OF REORGANIZATION OF CUBIC ENERGY, INC., ET AL., PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE AND (II) OCCURRENCE OF EFFECTIVE DATE

PLEASE TAKE NOTICE that on February 17, 2016, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) entered its Findings of Fact, Conclusions of Law, and Order Approving the Debtors’ Solicitation and Disclosure Statement for, and Confirming, the Debtors’ Third Amended Prepackaged Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code [D.I. 184] (the “Confirmation Order”) confirming the Third  Amended  Joint  Prepackaged  Plan  of  Reorganization  of  Cubic  Energy,  Inc.,  et  al., Pursuant  to  Chapter  11  of  the  Bankruptcy  Code  [D.I.  174]  (as  may  be  amended, modified or supplemented from time to time, the “Plan”) and approving the Disclosure Statement With Respect to Prepackaged Plan of Reorganization of Cubic Energy, Inc., et al., Pursuant to Chapter 11 of the Bankruptcy Code [D.I. 15].(2)

PLEASE TAKE FURTHER NOTICE that on March 1, 2016, the Effective Date occurred and the Plan was substantially consummated.  Each of the conditions precedent to consummation of the Plan enumerated in Article VIII of the Plan have been satisfied or waived in accordance with the Plan and the Confirmation Order.

PLEASE TAKE FURTHER NOTICE that effective as of the Effective Date, the terms, conditions and provisions of the Plan are immediately binding upon and inure to the benefit of the Debtors, the Reorganized Debtors, all present and former Holders of Claims and Interests, and their respective successors and assigns, and all other parties-in-interest in the Chapter 11

(1)         The Debtors in these chapter 11 cases and the last four digits of each Debtor’s taxpayer identification number are as follows:  Cubic Energy, Inc. (2095), Cubic Asset Holding, LLC (3106), Cubic Asset, LLC (7565), Cubic Louisiana Holding, LLC (0729), and Cubic Louisiana, LLC (1412).

(2)         Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Plan.   This Notice is intended solely to provide notice of the Effective Date and related deadlines and it does not, and shall not be construed to, limit, modify, or interpret any provisions of the Confirmation Order.  Parties in interest should refer to the full text of the Plan and Confirmation Order and should not rely on the summary below.

Cases (notwithstanding whether any such Holders failed to vote to accept or reject the Plan, voted or were deemed to accept the Plan or voted to reject the Plan), all Entities that are parties to or are subject to the settlements, compromises, releases, discharges, and injunctions described in the Plan and any and all non-Debtor parties to executory contracts and unexpired leases with the Debtors, to the fullest extent authorized or provided by the Bankruptcy Code, including sections 524 and 1141 of the Bankruptcy Code, and all other applicable law.

PLEASE TAKE FURTHER NOTICE that the release, exculpation, discharge and injunction provisions set forth in Article XI of the Plan are now in full force and effect.

PLEASE TAKE FURTHER NOTICE that on January 15, 2016, the Debtors filed the Notice of Proposed Assumption of Specified Contracts concerning the Cubic Asset Debtors [D.I. 139] and the Notice of Proposed Assumption of Specified Contracts concerning the Cubic Louisiana Debtors [D.I. 140], identifying certain executory contracts and unexpired leases to be assumed pursuant to the Plan and associated Cure amounts, if any (collectively, the “Cure Notices”).  Entry of the Confirmation Order by the Bankruptcy Court constituted approval of assumption and the amount required to cure a default (if any) under each executory contract and unexpired lease identified in the Cure Notices and/or a determination of the cure amount, as applicable, pursuant to sections 365 and 1123 of the Bankruptcy Code.  Any payment required to cure a default under an executory contract or unexpired lease shall be paid in Cash promptly after the Effective Date or, if there is a dispute regarding the assumption or cure of such executory contract or unexpired lease, the entry of a Final Order or orders resolving such dispute.

PLEASE TAKE FURTHER NOTICE that pursuant to the Plan, all executory contracts and unexpired leases were rejected on the Effective Date pursuant to sections 365 and 1123 of the Bankruptcy Code, other than: (a) executory contracts or unexpired leases that are included in the Assumed Contract List, (b) executory contracts or unexpired leases that were assumed by a Debtor pursuant to a Final Order prior to the Effective Date; and (c) executory contracts or unexpired leases that, as of the Effective Date, were subject to a motion seeking assumption of such executory contract or unexpired lease.  Entry of the Confirmation Order by the Bankruptcy Court constituted approval of the rejection of such executory contracts and unexpired leases pursuant to sections 365 and 1123 of the Bankruptcy Code.

PLEASE TAKE FURTHER NOTICE that effective as of the Effective Date, except as otherwise provided in the Plan or Confirmation Order: (a) treatment of all Claims and Interests was in full and final satisfaction, settlement, release, discharge, and termination of all Claims and Interests of any nature whatsoever, whether known or unknown, against, any Interests in, the Debtors, any property of the Estates, the Reorganized Debtors or property of Reorganized Debtors, including all Claims of the kind specified in sections 502(g), 502(h), or 502(i) of the Bankruptcy Code, in each case whether or not: (i) a proof of claim or Interest based upon such Claim,  debt,  right,  or  Interest  was  filed  or  deemed  filed  pursuant  to  section  501  of  the Bankruptcy Code; (ii) a Claim or Interest based upon such Claim, liability, obligation or Interest was Allowed pursuant to section 502 of the Bankruptcy Code; or (iii) the Holder of such a Claim, liability, obligation or Interest accepted the Plan and (b) all entities are precluded from asserting against the Debtors, the Debtors’ Estates, the Reorganized Debtors, their successors and assigns, and their assets and properties any other Claims or Interests based upon any documents, instruments, or any act or omission, transaction, or other activity of any kind or nature that occurred prior to the Effective Date.

PLEASE TAKE FURTHER NOTICE that except as otherwise provided in the Plan or Confirmation Order, all final requests for allowance and payment of compensation to Professionals must be filed and served so as to be actually received no later than 60 days after the Effective Date.

PLEASE TAKE FURTHER NOTICE that the Plan, the Plan Supplement, the Confirmation Order and copies of the documents included in the Plan or any other document filed in these chapter 11 cases are available (a) at the Debtors’ expense upon request to the Debtors’ claims and noticing agent, Prime Clerk LLC, by calling (844) 596-2261 or visiting the Debtors’ restructuring website at https://cases.primeclerk.com/cubicenergy, or (b) for a fee via PACER by visiting www.deb.uscourts.gov.

Dated: March 1, 2016	BAYARD, P.A.
Wilmington, Delaware
/s/ Justin R. Alberto
Neil B. Glassman (No. 2087)
Scott D. Cousins (No. 3079)
Justin R. Alberto (No. 5126)
222 Delaware Avenue, Suite 900
Wilmington, DE 19801
	Telephone:	(302) 655-5000
	Facsimile:	(302) 658-6395
	Email:	nglassman@bayardlaw.com
scousins@bayardlaw.com
jalberto@bayardlaw.com

-and-

Robert W. Jones
Brent R. McIlwain
Brian Smith
HOLLAND & KNIGHT LLP
200 Crescent Court, Suite 1600
Dallas, TX 75201
	Telephone:	(214) 964-9500
	Facsimile:	(214) 964-9501
	Email:	robert.jones@hklaw.com
brent.mcilwain@hklaw.com
brian.smith@hklaw.com

Counsel for the
Debtors and Debtors in Possession